SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  December 23, 1997


                      Daedalus Enterprises, Inc.
        (Exact name of registrant as specified in its charter)


                               Delaware
            (State or other jurisdiction of incorporation)


             0-8193                             38-1973250
     (Commission File Number)         (IRS Employer Identification No.)

     300 Parkland Plaza (P.O. Box 1869), Ann Arbor, Michigan 48106
         (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code:  (734) 769-5649

                            Not Applicable
     (Former name or former address, if changed since last report)


































ITEM 5.  OTHER EVENTS.

       On December 23, 1997, Daedalus Enterprises, Inc. issued a press release announcing that it had signed an Agreement and Plan of Merger with S.T. Research Corporation. The Agreement and Plan of Merger and the press release are attached hereto as exhibits and are incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1 Agreement and Plan of Merger, dated as of December 23, 1997, by and among Daedalus Enterprises, Inc., DEI Merger Sub, Inc. and S.T. Research Corporation

Exhibit 99     Press Release, dated December 23, 1997.


                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 23, 1997                     DAEDALUS ENTERPRISES, INC.


                                      /s/ Thomas R. Ory
                                      -------------------------------------
                                      By: Thomas R. Ory
                                      President and Chief Executive Officer